UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported):
                                 August 29, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)

        NEW JERSEY                    0-30121                    22-2050748
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 29, 2007, Ulticom, Inc. (the "Company") and Comverse Technology, Inc. ("Comverse"), the Company's majority stockholder, entered into a side letter constituting an amendment ("Amendment") to the Services Agreement, dated as of February 1, 1998, between Comverse and the Company (the "Agreement"). The Agreement was previously filed with the Securities and Exchange Commission on February 29, 2000 with the Company's Registration Statement on Form S-1/A in accordance with the Securities Act of 1933 (Registration No. 333-94873). The Amendment provides that, beginning on February 1, 2007, the quarterly fee payable to Comverse in consideration for the Services (as defined in the Agreement) that Comverse provides to the Company will be decreased from $150,000 to $125,000. In addition, the Services provided under the Agreement no longer include the provision by Comverse of D&O liability insurance coverage to the Company's officers and directors. The Amendment further provides that Comverse and the Company agree to negotiate in good faith further reductions to the quarterly fee payable under the Agreement based on their mutual termination of additional Services (as defined in the Agreement) under the Agreement for fiscal quarters beginning August 1, 2007 and thereafter.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

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   Exhibit No.                             Description
   -----------                             -----------
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    10.1           Side Letter, dated August 27, 2007, between Ulticom, Inc.
                   and Comverse Technology, Inc.

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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ULTICOM, INC.


Date:  September 5, 2007                        By:  /s/  Mark Kissman
                                                     ------------------------
                                                Name:  Mark Kissman
                                                Title: Chief Financial Officer
                                                       and Senior Vice President




















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



                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
   Exhibit No.                             Description
   -----------                             -----------
--------------------------------------------------------------------------------
    10.1           Side Letter, dated August 27, 2007, between Ulticom, Inc.
                   and Comverse Technology, Inc.

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